SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant		[X]
Filed by a Party other than the Registrant		[ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

     THE LAZARD FUNDS, INC.
LAZARD RETIREMENT SERIES, INC.

______________________________________________________________________
(Name of Registrants as Specified in Charter)

______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrants)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies: __________
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange
Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________________
	(4)	Proposed maximum aggregate value of transaction: __________________
	(5)	Total fee paid: ______________________________________________
[ ]	Fee previously paid with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid: ____________________________
	(2)	Form, schedule or registration statement no.: _____________
	(3)	Filing party: ______________________________________
	(4)	Date filed: _______________________________________

THE LAZARD FUNDS, INC.
LAZARD RETIREMENT SERIES, INC.
30 Rockefeller Plaza
New York, New York 10112

March 26, 2007

Dear Shareholder:

     You are cordially invited to attend the Joint Special Meeting of Shareholders of The Lazard Funds, Inc. and Lazard Retirement Series, Inc. (together, the “Funds”), to be held at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Thursday, April 26, 2007, at 3:00 p.m. In addition to voting on the proposals described in the Notice of Special Meeting of Shareholders, you will have an opportunity to hear a report on each of the investment portfolios of the Funds and to discuss other matters of interest to you as a shareholder.

     Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting.

Sincerely,

Charles Carroll
President

THE LAZARD FUNDS, INC.
LAZARD RETIREMENT SERIES, INC.
30 Rockefeller Plaza
New York, New York 10112

______________________________________________________________________

Notice of Special Joint Meeting of Shareholders
To be Held on April 26, 2007

______________________________________________________________________

     A Joint Special Meeting of Shareholders (the “Special Meeting”) of The Lazard Funds, Inc. (“LFI”) and Lazard Retirement Series, Inc. (“LRS” and together with LFI, the “Funds”), each a Maryland corporation, will be held at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Thursday, April 26, 2007, at 3:00 p.m., to consider and act upon the following proposals:

1.	To elect each of Mr. Ashish Bhutani, Ms. Nancy A. Eckl and Mr. Leon M. Pollack as a Fund Director, each to serve for an indefinite term and until his or her successor is duly elected and qualified; and

2.	To transact such other business as may properly come before the Special Meeting and any adjournment thereof.

     The close of business on March 13, 2007 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof.

     The investment portfolios of LRS are available exclusively as funding vehicles for variable annuity contracts or variable life insurance policies offered through life insurance company separate accounts. Individual contract owners are not the shareholders of LRS’ investment portfolios. Rather, the insurance companies and their separate accounts are the shareholders. To be consistent with Securities and Exchange Commission interpretations of voting requirements, each insurance company will offer contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposals to be considered at the Special Meeting.

     Your vote is important regardless of the size of your holdings in the Portfolio(s). Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person at the Special Meeting, you may revoke your proxy.

By Order of the Boards of Directors

Nathan A. Paul
Secretary
March 26, 2007
New York, New York

THE LAZARD FUNDS, INC.
LAZARD RETIREMENT SERIES, INC.
30 Rockefeller Plaza
New York, New York 10112

_______________________________________

COMBINED PROXY STATEMENT
Special Joint Meeting of Shareholders
April 26, 2007

_______________________________________

     This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of each of The Lazard Funds, Inc. (“LFI”) and Lazard Retirement Series, Inc. (“LRS” and together with LFI, the “Funds”), each a Maryland corporation, for use at the Funds’ Joint Special Meeting of Shareholders (the “Special Meeting”) to be held at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Thursday, April 26, 2007, at 3:00 p.m., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Special Joint Meeting dated March 26, 2007. The Funds are open-end investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of the following investment portfolios (each, a “Portfolio”):

The Lazard Funds, Inc.	Lazard Retirement Series, Inc.
Lazard U.S. Equity Value Portfolio	Lazard Retirement Equity Portfolio
Lazard U.S. Strategic Equity Portfolio	Lazard Retirement Small Cap Portfolio
Lazard Mid Cap Portfolio	Lazard Retirement International Equity Portfolio
Lazard Small Cap Portfolio	Lazard Retirement Emerging Markets Portfolio
Lazard U.S. Small Cap Equity Growth Portfolio
Lazard International Equity Portfolio
Lazard International Equity Select Portfolio
Lazard International Strategic Equity Portfolio
Lazard International Small Cap Portfolio
Lazard Emerging Markets Portfolio
Lazard High Yield Portfolio

     Although each Fund is a separate investment company, the Funds’ Proxy Statements have been combined into this Combined Proxy Statement to reduce expenses to the Funds of soliciting proxies for the Special Meeting.

     Each Board of Directors has fixed the close of business on March 13, 2007 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Special Meeting. This Combined Proxy Statement and the accompanying Notice of Special Joint Meeting and forms of proxy were sent to shareholders on or about March 26, 2007. Shareholders are entitled to one vote for each Portfolio share held and fractional votes for each fractional Portfolio share held. Shareholders who own shares in more than one Portfolio should vote each proxy card they receive.

     The Portfolios of LRS are available exclusively as funding vehicles for variable annuity contracts or variable life insurance policies offered through life insurance company separate accounts. Individual contract owners are not the shareholders of LRS’ Portfolios. Rather, the insurance companies and their separate accounts are the shareholders. To be consistent with Securities and Exchange Commission (“SEC”) interpretations of voting requirements, each insurance company will offer contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposals to be considered at the Special Meeting. Therefore, this Combined Proxy Statement is provided to contract owners entitled to give voting instructions regarding Portfolios of LRS.

     If the accompanying form of proxy is properly executed and returned in time for such proxy to be voted at the Special Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon. Executed and returned proxies that are unmarked will be voted FOR the proposals and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Special Meeting or any adjournment thereof. The Boards of Directors do not know of any matters to be considered at the Special Meeting other than the matters described in the Notice of Special Joint Meeting and this Combined Proxy Statement. A shareholder may revoke his or her proxy by appearing at the Special Meeting and voting in person, or by giving written notice of such revocation to the Secretary of the Funds or by submitting a later-dated proxy in time to be recorded before the Special Meeting.

     The presence at the Special Meeting, in person or by proxy, of one-third of the votes entitled to be cast for a Fund shall be necessary and sufficient to constitute a quorum for the transaction of business (a “Quorum”) for that Fund’s Special Meeting. If a Quorum is not present at the Special Meeting, or if a Quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentages of favorable votes cast and the nature of any further solicitation. Any adjournment will require the affirmative vote of a majority of those shares that are represented at the Special Meeting in person or by proxy. Shares represented by properly executed proxies with respect to which a vote is withheld or a broker does not vote will be treated as shares that are present and entitled to vote for purposes of determining a Quorum, but will not constitute a vote “for” a proposal.

     In addition to soliciting proxies by mail, the Funds’ officers or employees of the Funds’ investment adviser may solicit proxies by telephone or in person. The costs of proxy solicitation and expenses incurred in connection with preparing this Combined Proxy Statement and its enclosures will be paid for by the Funds.

Investment Adviser, Distributor and Administrator

     Lazard Asset Management LLC (“LAM”) and Lazard Asset Management Securities LLC, each with principal office located at 30 Rockefeller Plaza, New York, New York 10112-6300, serve as the Funds’ investment adviser and distributor, respectively. State Street Bank and

Trust Company, One Lincoln Street, Boston, Massachusetts 02111 serves as the Funds’ administrator.

_______________________________________

Election of Directors

_______________________________________

Summary

     The Board of Directors of each Fund is composed of a single class of Directors, who each serve for an indefinite term and until a successor is duly elected and qualified. The number of Directors currently is seven. All shareholders of each Fund will vote for all the nominees for Director.

     Shareholders of each Fund are being asked to elect Mr. Ashish Bhutani, Ms. Nancy A. Eckl and Mr. Leon M. Pollack as Directors of the Fund. If elected, each Director will serve for an indefinite term, and until his or her successor is duly elected and qualified.

     Mr. Bhutani and Mr. Pollack currently serve as Directors of each Fund, but have not previously been elected by shareholders. Each nominee has agreed to serve, or continue to serve, as a Director if elected. Each of the nominees was first nominated by the Nominating Committee of each Fund’s Board of Directors, consisting of the current Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Directors”), certain of whom also are nominees. Fund Directors recommended Mr. Bhutani and Mr. Pollack to the Nominating Committee, and Ms. Eckl was recommended to the Nominating Committee by executive officers of the Funds and other employees of LAM. In Ms. Eckl’s previous positions with American Beacon Advisors, Inc. (“American Beacon”) and funds advised by it, Ms. Eckl was involved in retention by certain of these entities of LAM as an investment adviser or sub-adviser, for which LAM was paid an investment advisory fee based on a percentage of assets under its management. The Board of Directors of each Fund, including all of the Independent Directors, unanimously proposed all of the nominees for election at this Special Meeting. If any of these nominees is not available for election at the time of the Special Meeting, the persons named as proxies will vote for such substitute nominee as the Boards of Directors may recommend.

Information about the Nominees and Continuing Directors

     Set forth below is the name and certain biographical and other information for the nominees for Director, and the other Directors, as reported to the Funds by each nominee for Director and each continuing Director:

Name (Age)	Principal Occupation(s)
Position with the Fund	During the Past	Other
Address[1] (Since)	Five Years	Directorships Held[2]
Independent Directors
Kenneth S. Davidson (62)	President, Davidson Capital	Trustee, The Julliard School;
Director	Management Corporation;	Chairman of the Board,
(LFI: August 1995	President, Aquiline Advisors,	Bridgehampton Chamber Music
LRS: April 1997)	LLC	Festival; Trustee, American
Friends of the National Gallery,
London

Nancy A. Eckl (44)	Former Vice President, Trust	None
Director Nominee	Investments, American Beacon
and Vice President of certain
funds advised by American
Beacon

Lester Z. Lieberman (76)	Private Investor	Chairman, Healthcare
Director		Foundation of New Jersey;
(LFI: May 1991		Director, Cives Steel Co.;
LRS: April 1997)		Director, Northside Power
Transmission Co.; Advisory
Trustee, New Jersey Medical
School; Director, Public Health
Research Institute; Trustee
Emeritus, Clarkson University;
Council of Trustees, New Jersey
Performing Arts Center

Leon M. Pollack (66)	Former Managing Director,	Chairman of the Board of
Director	Donaldson, Lufkin & Jenrette	Trustees, Adelphi University;
(LFI and LRS: August 2006)		Director, J.B. Hanauer & Co.
(broker-dealer)

Richard Reiss, Jr. (63)	Chairman, Georgica Advisors	Director, O’Charley’s, Inc., a
Director	LLC, an investment manager	restaurant chain
(LFI: May 1991
LRS: April 1997)

Robert M. Solmson (59)	Former Chief Executive Officer	Director, Colonial
Director	and Chairman, RFS Hotel	Williamsburg Co.
(LFI and LRS:	Investors, Inc; Former Director,
September 2004)	Morgan Keegan & Co., Inc.;
Former Director, Independent
Bank, Memphis

Name (Age)	Principal Occupation(s)
Position with the Fund	During the Past	Other
Address[1] (Since)	Five Years	Directorships Held[2]

Interested Directors[3]

Ashish Bhutani (46)	Chief Executive Officer of	None
Director	LAM; from 2001 to December
(LFI and LRS: July 2005)	2002, Co-Chief Executive
Officer North America of
Dresdner Kleinwort Wasserstein
and member of its Global
Corporate and Markets Board
and the Global Executive
Committee

Charles Carroll (46)	Deputy Chairman and Head of	None
Director and President	Global Marketing of LAM
(LFI and LRS: June 2004)

1	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112.

2	Each Director also serves as a Director of Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc., closed-end registered management investment companies (collectively with the Funds, comprised of 17 investment portfolios, the “Lazard Funds”). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Funds, LLC, a privately-offered fund registered under the 1940 Act and advised by an affiliate of LAM.

3	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Funds (“Interested Directors”) because of their positions with LAM.

     Set forth below is the name and certain biographical and other information for the Funds’ executive officers (in addition to Mr. Carroll), as reported by them to the Funds.

Principal Occupation(s)
Name (Age)	Position held with the Fund	During the Past
Address[1]	(Since)	Five Years

Nathan A. Paul (34)	Vice President and Secretary	Managing Director and General
	(April 2002)	Counsel of LAM

Stephen St. Clair (48)	Treasurer	Vice President of LAM
(April 2003)

Brian Kawakami (56)	Chief Compliance Officer	Senior Vice President and Chief
	(August 2006)	Compliance Officer of LAM;
Chief Compliance Officer at
INVESCO, from July 2002 to
April 2006; Chief Compliance
Officer at Aeltus Investment
Management, from 1993 to July
2002

Principal Occupation(s)
Name (Age)	Position held with the Fund	During the Past
Address[1]	(Since)	Five Years

Brian D. Simon (44)	Assistant Secretary	Director of LAM; Vice
	(November 2002)	President, Law & Regulation at
J. & W. Seligman & Co., from
July 1999 through October 2002

David A. Kurzweil (32)	Assistant Secretary	Vice President of LAM; from
	(April 2005)	August 1999 to January 2003,
an associate at Kirkpatrick &
Lockhart LLP, a law firm

Cesar A. Trelles (32)	Assistant Treasurer	Fund Administration Manager of
	(December 2004)	LAM since September 2004;
from August 1998 to August
2004, a manager for Mutual
Fund Finance Group at UBS
Global Asset Management

1	The address of each executive officer of the Funds is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112.

2	Each officer serves for an indefinite term, until his successor is elected and qualified. Each officer serves in the same capacity for the other Lazard Funds.

Beneficial Ownership of Shares of the Funds and the Lazard Funds

     Set forth in the table below is the dollar range of each Director’s ownership of LFI Portfolio shares and aggregate holdings of all of the Lazard Funds, in each case as of December 31, 2006. No Directors owned shares of LRS Portfolios.

	Ashish	Charles	Kenneth S.	Lester Z.	Leon M.	Richard	Robert M.
Portfolio	Bhutani	Carroll	Davidson	Lieberman	Pollack	Reiss, Jr.	Solmson

U.S. Equity
Value Portfolio	None	None	None	None	None	None	None

U.S. Strategic		$10,001-
Equity Portfolio	None	$50,000	None	None	None	None	None

Mid Cap	Over
Portfolio	$100,000	None	None	None	None	None	None

Small Cap
Portfolio	None	None	None	None	None	None	None

U.S. Small Cap
Equity Growth
Portfolio	None	None	None	None	None	None	None

International
Equity Portfolio	None	None	None	None	None	None	None

	Ashish	Charles	Kenneth S.	Lester Z.	Leon M.	Richard	Robert M.
Portfolio	Bhutani	Carroll	Davidson	Lieberman	Pollack	Reiss, Jr.	Solmson

International
Equity Select
Portfolio	None	None	None	None	None	None	None

International
Strategic Equity		$10,000-
Portfolio	None	$50,000	None	None	None	None	None

International
Small		$50,001-
Cap Portfolio	None	$100,000	None	None	None	None	None

Emerging Markets	Over	Over
Portfolio	$100,000	$100,000	None	None	None	None	None

High Yield		Over
Portfolio	None	$100,000	None	None	None	None	None

Aggregate
Holdings of all	Over	Over
Lazard Funds	$100,000	$100,000	None	None	None	None	None

     As of the Record Date, Directors and officers of the Funds, as a group, owned less than 1% of the shares of each Portfolio of LFI and did not own any shares of LRS Portfolios.

Board Meetings; Committees of the Boards of Directors

     During the fiscal year ended December 31, 2006, the Directors of the Funds met four times. The Board of Directors of each Fund has two committees, the Audit Committee and the Nominating Committee. During the fiscal year ended December 31, 2006, each Director attended at least 75% of the aggregate of all of the meetings of the Board of each Fund (held during the period he was a Director) and 75% of the meetings held by a committee of the Board of each Fund on which he served (during the period that he served). Although Directors are not required to attend shareholder meetings, Directors are available to participate at the request of shareholders. Mr. Carroll attended the most recent shareholder meeting for LRS.

     The function of each Audit Committee is to (1) oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements, (2) assist in Board oversight of the quality and integrity of the Fund’s financial statements and the Fund’s compliance with legal and regulatory requirements relating to accounting, financial reporting, internal control over financial reporting and independent audits, (3) approve engagement of the independent registered public accounting firm and review and evaluate the qualifications, independence and performance of the independent registered public accounting firm and (4) act as a liaison between the Fund’s independent registered public accounting firm and the Board. The Audit Committee of each Fund currently is comprised of all of the Independent Directors. Each Audit Committee met four times during the fiscal year ended December 31, 2006. The Audit Committee Charter for the Funds is available at www.lazardnet.com/lam/us/funds/pdfs/Audit_Committee_Charter.pdf.

     Each Fund’s Nominating Committee is currently comprised of all of the Independent Directors, and its function is to select and nominate candidates for election to the Fund’s Board of Directors. The Nominating Committee of LFI and LRS each met once during the fiscal year ended December 31, 2006. Each Nominating Committee is solely responsible for the selection of nominees to the Fund’s Board of Directors, and the Nominating Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, 30 Rockefeller Plaza, New York, New York 10112. Nominations may be submitted only by a shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that, individually or as a group, has beneficially owned the lesser of (a) 1% of the relevant Fund’s outstanding shares or (b) $500,000 of the Fund’s shares for at least one year prior to the date the Nominating Shareholder submits a candidate for nomination, and not more than one Director nomination may be submitted by a Nominating Shareholder each calendar year.

     In evaluating potential nominees, including any nominees recommended by shareholders, each Nominating Committee takes into consideration the factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the Nominating Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee Charter for the Funds is not available on the Funds’ or LAM’s website, but is attached to this Combined Proxy Statement as Appendix A.

Remuneration of Directors and Executive Officers

     The executive officers of the Funds and the Interested Directors receive no direct remuneration from the Funds. The Independent Directors are compensated for their service to the Lazard Funds at the rate of $60,000 annually, plus $4,000 per Board meeting attended in person or $1,500 per Board meeting attended by telephone, and are reimbursed for actual out-of-pocket expenses relating to attendance at such meetings. The Independent Directors also are paid $1,000 for each committee, subcommittee or other special meetings not held in conjunction with a Board meeting, as specifically authorized by the Board and held in connection with delegated Fund business. The Chairman of the Audit Committees, Lester Z. Lieberman, receives an additional annual fee of $5,000.

     The following table summarizes the compensation paid by each Fund and by the Funds and the Lazard Funds for the calendar year ended December 31, 2006.

	Aggregate		Aggregate Compensation
	Compensation from	Aggregate Compensation	from
Director	LFI	from LRS	the Lazard Funds
John J. Burke*	$53,102	$5,890	$64,000
Kenneth S. Davidson	$52,102	$5,890	$63,000
Lester Z. Lieberman	$56,308	$6,363	$68,000
Leon M. Pollack**	$21,753	$2,390	$26,788
Richard Reiss, Jr.	$52,102	$5,890	$63,000
Robert M. Solmson	$50,425	$5,699	$61,000
Ashish Bhutani***	None	None	None
Charles Carroll***	None	None	None

*	Mr. Burke resigned as a Director of the Lazard Funds in December 2006.

**	Mr. Pollack became a Director of the Lazard Funds in August 2006.

***	Interested Director.

Share Ownership and Certain Beneficial Owners

     Certain information as to the number of shares outstanding and share ownership for each of the Portfolios of LFI and LRS is set forth on Appendices B and C, respectively.

Required Vote

     A plurality of the votes cast at a meeting at which a Quorum is present shall be sufficient to elect Directors for each Fund.

THE BOARD OF DIRECTORS OF EACH FUND, INCLUDING ALL OF THE
INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE
SHAREHOLDERS VOTE “FOR” EACH NOMINEE FOR DIRECTOR.

Selection of Independent Registered Public Accounting Firm

     The 1940 Act requires that each Fund’s independent registered public accounting firm be selected by a majority of the Independent Directors of the Fund. One of the purposes of each Fund’s Audit Committee is to recommend to the Fund’s Board the selection, retention or termination of the independent registered public accounting firm for the Fund. At a joint meeting held on February 8, 2007, each Fund’s Audit Committee recommended and each Fund’s Board, including a majority of the Independent Directors, approved the selection of Anchin, Block & Anchin LLP (“ABA”) as each Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2007. ABA also served as the Funds’ independent registered public accounting firm for the fiscal year ended December 31, 2006. A representative of ABA will not be present at the Special Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions.

     Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by ABA for the audit of LFI’s and LRS’ annual financial statements, or services that are normally provided by ABA in connection with the statutory and regulatory filings or engagements, in 2005 for LFI and LRS were $396,600 and $85,200, respectively, and in 2006 for LFI and LRS were $431,900 and $89,600, respectively.

     Audit-Related Fees. There were no fees billed in each of the last two fiscal years by ABA to either LFI or LRS for assurance and related services that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under “Audit Fees.”

     Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by ABA for tax compliance, tax advice and tax planning (“Tax Services”) in 2005 for LFI and LRS were $67,200 and $22,400, respectively, and in 2006 for LFI and LRS were $69,800 and $23,500, respectively. For each of the Funds, these Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

     All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by ABA, other than the services reported above.

     Non-Audit Fees. The aggregate non-audit fees billed by ABA for services rendered in 2005 for LFI and LRS were $67,200 and $22,400, respectively, and in 2006 for LFI and LRS were $69,800 and $23,500, respectively. There were no services provided by ABA to LAM or any entity controlling, controlled by or under common control with LAM that provides ongoing services to the Funds (“Service Affiliates”) in the last two fiscal years of the Funds.

     Audit Committee Pre-Approval Policies and Procedures. Each Fund’s Audit Committee pre-approves ABA’s engagements for audit and non-audit services to the Fund and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining ABA’s independence. There were no services provided by ABA to either Fund that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the last two fiscal years of the Funds.

Annual Report

     Each Fund will furnish, without charge, a copy of its Annual Report for the fiscal year ended December 31, 2006 to any shareholder upon request. Requests for the Annual Report of a Fund should be made by writing to the Fund at 30 Rockefeller Plaza, New York, New York 10112 or by calling 800-823-6300.

Other Matters to Come Before the Meeting

     The Directors do not intend to present any other business at the Special Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

     Shareholders who wish to communicate with Directors should send communications to the relevant Fund, 30 Rockefeller Plaza, New York, New York 10112, to the attention of the Fund’s Secretary. The Fund’s Secretary is responsible for determining, in consultation with other officers of the Fund and Fund counsel, which shareholder communications will be directed to the Director or Directors indicated in the communication.

Additional Voting Information; Expenses of Proxy Solicitation

     The Funds will bear the cost of soliciting proxies on behalf of the Funds’ Boards of Directors. Proxies may be solicited by mail, in person or by telephone, and the Funds may reimburse persons holding Portfolio shares in their name or those of their nominees for their expenses in sending soliciting materials to their principals. The total expenses of the Special Meeting, including the solicitation of proxies and the expenses incurred in connection with the preparation of the Combined Proxy Statement, are approximately $55,000.

     Authorizations to execute proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her full name, address, social security number or taxpayer identification number and the number of shares owned and to confirm that the shareholder has received the Combined Proxy Statement and proxy card(s) in the mail. Within 72 hours of receiving a shareholder’s telephonic transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

     LAM has advised each Fund that it intends to vote at the Special Meeting shares of a Portfolio as to which it has voting power in the same proportion as votes cast by other shares of the Portfolio for which LAM does not have voting power.

     Portfolios of LRS are available exclusively as a funding vehicle for variable annuity contracts or variable life insurance policies offered through life insurance company separate accounts. Individual contract owners are not the shareholders of LRS Portfolios. Rather, the insurance companies and their separate accounts are the shareholders. To be consistent with SEC interpretations of voting requirements, each insurance company will offer contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposals to be considered at the Special Meeting.

Voting Results

     Each Fund will advise its shareholders of the voting results of the matters voted upon at the Special Meeting in its next Semi-Annual Report to Shareholders.

Shareholder Proposals

     The Funds do not hold annual meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a Fund’s next shareholder meeting subsequent to this Special Meeting, if any, must submit such proposals a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Funds whether other persons are the beneficial owners of Portfolio shares for which proxies are being solicited from you, and, if so, the number of copies of the Combined Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Portfolio shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
SHAREHOLDERS ARE URGED TO VOTE BY MAIL.

By Order of the Boards of Directors

Nathan A. Paul
Secretary
March 26, 2007
New York, New York

APPENDIX A

NOMINATING COMMITTEE CHARTER AND PROCEDURES

     The Lazard Funds, Inc.
Lazard Retirement Series, Inc.
Lazard Global Total Return and Income Fund, Inc.
Lazard World Dividend & Income Fund, Inc.1

Organization

     The Nominating Committee (the “Committee”) of each Fund shall be composed solely of Directors (“Directors”) who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall select the members of the Committee and shall designate the Chairperson of the Committee.

Responsibilities

     The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

Evaluation of Potential Nominees

     In evaluating a person as a potential nominee to serve as a Director of the Fund (including any nominees recommended by stockholders as provided below), the Committee shall consider, among other factors it may deem relevant:

  the character and integrity of the person;
  whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;
  whether or not the person has any relationships that might impair his or her service on the Board;
  whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;
  whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund business;
  whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund;

1 Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. are each referred to herein as a “Closed-End Fund.”

  the contribution which the person can make to the Board and the Fund, in conjunction with the other Directors, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;
  whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its stockholders; and
  whether or not the selection and nomination of the person would be consistent with the requirements of any Fund retirement policy.

     While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Fund, 30 Rockefeller Plaza, New York, New York 10112-6300. The following procedures must be followed to submit Director nominations.

     1. Nominations must be submitted in writing.

     2. Nominations may be submitted only by a stockholder or group of stockholders (referred to in either case as a “Nominating Stockholder”) that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Fund’s outstanding shares or (b) $500,000 (for each Closed-End Fund, at market value) of the Fund’s shares for at least one year prior to the date the Nominating Stockholder submits a candidate for nomination, and not more than one Director nominations may be submitted by a Nominating Stockholder each calendar year.

     3. For a Closed-End Fund, a nomination submission must be received at the address above not less than 120 calendar days before the date of the Fund’s proxy statement released to stockholders in connection with the previous year’s annual meeting. If an annual meeting of stockholders was not held in the previous year, the nomination submission must be received by December 31 of the year preceding the meeting.

     4. The nomination submission must include the following information:

  the Nominating Stockholder’s name as it appears on the Fund’s books and the class and number of shares of the Fund owned of record and beneficially by the Nominating Stockholder;
  whether the Nominating Stockholder believes that the candidate is an “interested person” (as defined in the 1940 Act) of the Fund and, if believed not to be an interested person, information regarding the candidate that will be sufficient for the Fund to make such determination;
  all information relating to the nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors;
  information sufficient to evaluate the factors listed above under “Evaluation of Potential Nominees;”

  a written consent of the nominee to stand for election if nominated by the Board and to serve if elected by the stockholders; and
  such other information as may be reasonably requested by the Committee.

Nomination of Directors

     After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Review of Charter and Procedures

     The Committee shall review the charter and procedures from time to time, as it considers appropriate.

As Revised: April 19, 2005

APPENDIX B

THE LAZARD FUNDS, INC.
SHARES OUTSTANDING AND OWNERSHIP

Record Shares. As of the Record Date, each Portfolio of LFI had the following number of shares of record outstanding and entitled to vote:

Portfolio	Institutional Shares	Open Shares
Lazard U.S. Equity Value Portfolio	697,914.23	29,258.53
Lazard U.S. Strategic Equity Portfolio	9,659,873.44	1,017,688.25
Lazard Mid Cap Portfolio	17,662,643.81	6,916,300.03
Lazard Small Cap Portfolio	11,564,978.94	2,403,979.42
Lazard U.S. Small Cap Equity Growth Portfolio	1,342,999.54	23,022.91
Lazard International Equity Portfolio	32,646,268.71	3,151,288.92
Lazard International Equity Select Portfolio	1,295,417.51	973,909.32
Lazard International Strategic Equity Portfolio	30,895,955.46	1,081,645.14
Lazard International Small Cap Portfolio	34,126,503.09	10,995,026.71
Lazard Emerging Markets Portfolio	142,486,410.31	27,444,970.33
Lazard High Yield Portfolio	12,933,154.09	410,164.59

Certain Beneficial Owners. As of the Record Date, the following shareholders were known by LFI to own of record 5% or more of a class of a Portfolio’s outstanding voting securities:

Percentage of Total
Name and Address	Institutional Shares Outstanding
U.S. Equity Value Portfolio
Lazard Capital Markets LLC
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112	94%

U.S. Strategic Equity Portfolio
Nationwide Trust Co.
Lazard Frères & Co. LLC Employees Savings Plan
98 San Jacinto Boulevard, Suite 1100
Austin, TX 78701	19%

Lazard Capital Markets LLC
Lazard Frères & Co. LLC
30 Rockefeller Plaza, 60th Floor
New York, NY 10112	6%

National Financial Services Corp.
One World Financial Center
200 Liberty Street
New York, NY 10281	6%

Percentage of Total
Name and Address	Institutional Shares Outstanding
Lazard Capital Markets LLC
Iron Workers Local 40361
30 Rockefeller Plaza, 60th Floor
New York, NY 10112	5%

Mid Cap Portfolio
Lazard Capital Markets LLC
Sprinkler Industry
30 Rockefeller Plaza, 60th Floor
New York, NY 10112	23%

Suntrust Bank, Trustee
Suntrust Bank Inc. 401k Plan
P.O. Box 4655, Dept. 210
Atlanta, GA 30302	18%

Northern Trust Company, Trustee
FBO Advocate-DV
P.O. Box 92994
Chicago, IL 60675	13%

SEI Private Trust Co.
c/o Suntrust
One Freedom Valley Drive
Oaks, PA 19456	11%

Small Cap Portfolio
National Financial Services Corp.
FBO Customers
One World Financial Center
200 Liberty Street
New York, NY 10281	15%

Lazard Capital Markets LLC
Soft Drink Workers Union Local 812
188 Summerfield Street
Scarsdale, NY 10583	14%

Pershing LLC
P.O. Box 8052
Jersey City, NJ 07303	6%

Fidelity Invesetments Institutional Operations Co. Inc.
Acting as Agent for Employee Benefit Plans
100 Magellan Way
Covington, KY 41015	6%

Percentage of Total
Name and Address	Institutional Shares Outstanding
Patterson & Co.
FBO City of Allentown
1525 West Wt. Harris Blvd.
Charlotte, NC 28288	5%

Lazard Capital Markets LLC
NECA IBEW Local 364
6820 Mill Road
Rockford, IL 61108	5%

U.S. Small Cap Equity Growth Portfolio
Lazard Capital Markets LLC
30 Rockefeller Plaza
New York, NY 10112	72%

Lazard Capital Markets LLC
The Steamfitters Industry
30 Rockefeller Plaza
New York, NY 10112	21%

International Equity Portfolio
Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY 10013	14%

Lazard Capital Markets LLC
American Friends of the Hebrew University
600 Third Avenue, 11th Floor
New York, NY 10016	9%

Northern Trust Company, Custodian
FBO Desert States Employers & UFCW
P.O. Box 92956
Chicago, IL 60675	8%

Lazard Capital Markets LLC
The McConnell Foundation
800 Shasta View Drive
P.O. Box 492050
Redding, CA 96049	7%

Northern Trust Company, Custodian
FBO University of St. Thomas
P.O. Box 92956
Chicago, IL 60675	6%

Percentage of Total
Name and Address	Institutional Shares Outstanding
National Financial Services Corp.
200 Liberty Street
One World Financial Center
New York, NY 10281	6%

Oprah Winfrey Trustee
Phoenix Investment Trust
C/O Harpo Inc.- Sophie Lee
P.O. Box 617666
Chicago, IL 60661	5%

International Equity Select Portfolio
Merrill Lynch, Pierce, Fenner & Smith Incorporated
FBO Customers
4800 Deer Lake Drive
Jacksonville, FL 32246	27%

National Financial Services LLC
200 Liberty Street
New York, NY 10281	13%

Prudential Investment Management
FBO Mutual Fund Clients
100 Mulberry Street Gateway Center
Newark, NJ 07102	5%

International Strategic Equity Portfolio
Lazard Capital Markets LLC
Market Street International
30 Rockefeller Plaza, 60th Floor
New York, NY 10112	25%

First Union National Bank
Omnibus Reinvest
1525 West Wt. Harris Blvd.
Charlotte, NC 28288	12%

Wendel & Company 1
c/o The Bank of New York Mutual Fund
P.O. Box 1066
Wall Street Trust
New York, NY 10268	8%

Lazard Capital Markets LLC
The Steamfitters Industry
30 Rockefeller Plaza, 60th Floor
New York, NY 10112	6%

Percentage of Total
Name and Address	Institutional Shares Outstanding
Lazard Capital Markets LLC
The Board of Public Utilities
30 Rockefeller Plaza
New York, NY 10112	6%

Wendel & Company 2
c/o The Bank of New York Mutual Fund
P.O. Box 1066
Wall Street Trust
New York, NY 10268	5%

Wendel & Company 3
c/o The Bank of New York Mutual Fund
P.O. Box 1066
Wall Street Trust
New York, NY 10268	5%

International Small Cap Portfolio
Lazard Asset Management LLC, Agent
FBO Oregon Investment Council
30 Rockefeller Plaza
New York, NY 10112	16%

Northern Trust Company, Custodian
FBO Public School Teachers Pension Fund of Chicago
P.O. Box 92956
Chicago, IL 60675	9%

The Bank of New York, Custodian
Public Employees Retirement System of Mississippi
1 Enterprise Drive
Quincy, MA 02171	6%

Emerging Markets Portfolio
Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY 10013-2375	10%

Fidelity Investments Institutional Operations Co. Inc.
As Agent for Certain Employee Benefit Plans
100 Magellan Way
Covington, KY 41015	9%

Lazard Asset Management LLC, Agent
FBO Oregon Investment Council
30 Rockefeller Plaza
New York, NY 10112	6%

Percentage of Total
Name and Address	Institutional Shares Outstanding
Savings Plan for Employees & Partners of
PricewaterhouseCoopers LLP
1 Wall Street, 12th Floor
New York, NY 10286	6%

Merrill Lynch, Pierce, Fenner & Smith Incorporated
FBO Customers
4800 Deer Lake Drive
Jacksonville, FL 32246	6%

High Yield Portfolio
Mac & Co.
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230	29%

North Dakota Board of University & School Lands
P.O. Box 5523
Bismarck, ND 58506	13%

The Bernard Heller Foundation
1621 Bushgrove Court
Westlake Village, CA 91361	9%

Percentage of Total
Open Shares Outstanding
U.S. Equity Value Portfolio
National Financial Services LLC
FEBO FMT CO CUST IRA Rollover
FBO Joseph L. Cuomo
Oakland, NJ	32%

National Financial Services LLC
FEBO Samuel & Sandra Block
Ronkonkoma, NY	8%

National Financial Services LLC
FEBO Joseph & Eileen Cuomo
Oakland, NJ	7%

LPL Financial Services
9785 Towne Centre Drive
San Diego, CA 92121	6%

National Financial Services LLC
FEBO James L. Aden
Warner Robins, GA 31088	5%

Percentage of Total
Name and Address	Open Shares Outstanding
U.S. Strategic Equity Portfolio
Priac as Trustee/Custodian
FBO Various Retirement Plans
280 Trumbull Street
One Commercial Plaza
Hartford, CT 06103	59%

Merrill Lynch, Pierce, Fenner & Smith Incorporated
FBO Customers
4800 Deer Lake Drive
Jacksonville, FL 32246	9%

Mid Cap Portfolio
Prudential Retirement Insurance & Annuity Co.
FBO Various Retirement Plans
801 Pennsylvania Avenue
Kansas City, MO 64105	19%

Merrill Lynch, Pierce, Fenner & Smith Incorporated
FBO Customers
4800 Deer Lake Drive
Jacksonville, FL 32246	15%

Charles Schwab & Co. Inc.
FBO Customers
101 Montgomery Street
San Francisco, CA 94104	12%

Nationwide Trust Company, Custodian
FBO IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218	11%

Wachovia Bank
FBO Various Retirement Plans
1525 West Wt. Harris Boulevard
Charlotte, NC 26288	9%

Citistreet Retirement Services
FBO Reliance Trust Co.
2 Tower Center
P.O. Box 1063
East Brunswick, NJ 08816	8%

Percentage of Total
Name and Address	Open Shares Outstanding
Small Cap Portfolio
Prudential Retirement Insurance & Annuity Co.
FBO Various Retirement Plans
801 Pennsylvania Ave.
Kansas City, MO 64105	28%

Nationwide Life Insurance, QVPA
c/o IPO Portfolio Account
P.O. Box 182029
Columbus, OH 43218	13%

Nationwide Life Ins NWVA
C/O IPO Port Acct
P.O. Box 182029
Columbus, OH 43218	8%

Mercer Trust FBO Savings Plan
For Employees of Furniture Brands Intl.
1 Investors Way #2
Norwood, MA 02062	7%

Merrill Lynch, Pierce, Fenner & Smith Incorporated
FBO Customers
4800 Deer Lake Drive
Jacksonville, FL 32246	6%

ING Life Insurance and Annuity Company
151 Farmington Avenue
Hartford, CT 06156	6%

Nationwide Trust Co.
FBO IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218	5%

U.S. Small Cap Equity Growth Portfolio
Lazard Capital Markets LLC
Richard S. Tronz
30 Rockefeller Plaza
New York, NY 10112	23%

Lazard Capital Markets LLC
Patrick R. Fallon, Custodian
Duffy J. Fallon
30 Rockefeller Plaza
New York, NY 10112	17%

Percentage of Total
Name and Address	Open Shares Outstanding
Lazard Capital Markets LLC
Patrick R. Fallon, Custodian
Tressa K. Fallon
30 Rockefeller Plaza
New York, NY 10112	16%

Lazard Capital Markets LLC
Patrick R. Fallon, Custodian
Reilly J. Fallon
30 Rockefeller Plaza
New York, NY 10112	16%

Lazard Capital Markets LLC
Patrick R. Fallon, Custodian
Megan M. Fallon
30 Rockefeller Plaza
New York, NY 10112	12%

Lazard Capital Markets LLC
US Bank FBO IP “Kip” Knelman
30 Rockefeller Plaza
New York, NY 10112	10%

International Equity Portfolio
Charles Schwab & Co. Inc.
Special Custody Account
FBO Customers
101 Montgomery Street
San Francisco, CA 94104	34%

Smith Barney 401k Advisor Group Trust
Smith Barney Corporate Trust Co.
2 Tower Center, P.O. Box 1063
East Brunswick, NJ 08816	15%

Prudential Retirement Insurance & Annuity Co.
FBO Various Retirement Plans
801 Pennsylvania Ave.
Kansas City, MO 64105	11%

Merrill Lynch, Pierce, Fenner & Smith Incorporated
FBO Customers
4800 Deer Lake Drive
Jacksonville, FL 32246	8%

Percentage of Total
Name and Address	Open Shares Outstanding
International Equity Select Portfolio
Prudential Investment Management
FBO Mutual Fund Clients
100 Mulberry Street Gateway Center
Newark, NJ 07102	13%

National Investor Services
55 Water Street, 32nd Floor
New York, NY 10041	8%

National Financial Services LLC
FBO Bernhardt Reese Unit Trust
Palo Alto, CA	5%

International Strategic Equity Portfolio
Charles Schwab & Co. Inc.
Special Custody Account
FBO Customers
101 Montgomery Street
San Francisco, CA 94104	82%

National Investor Services
55 Water Street, 32nd Floor
New York, NY 10041	6%

Lazard Capital Markets LLC
Local 1922 Pension Fund
30 Rockefeller Plaza, 60th Floor
New York, NY 10112	5%

International Small Cap Portfolio
Charles Schwab & Co. Inc.
Special Custody Account
for the benefit of its Customers
101 Montgomery St.
San Francisco, CA 94104	78%

L&F Indemnity Limited
Attn: Andrew Elliott
Belvedere Building
69 Pitts Bay Road
Pembroke, Bermuda HM08	6%

Emerging Markets Portfolio
Charles Schwab & Co., Inc.
Special Custody Account
FBO Customers
101 Montgomery Street
San Francisco, CA 94104	35%

Percentage of Total
Name and Address	Open Shares Outstanding
High Yield Portfolio
State Street Bank & Trust Company
Custodian for IRA
FBO Richard J. Urowsky
125 Broad Street
New York, NY 10004	12%

Lehman Brothers, Inc.
70 Hudson Street, 7th Floor
Jersey City, NJ 07302	12%

Lazard Capital Markets LLC
Tara Payne Kupersmith
20 Rockefeller Plaza, 60th Floor
New York, NY 10112	9%

Lazard Capital Markets LLC
OCF Foundation Inc.
20 Rockefeller Plaza, 60th Floor
New York, NY 10112	9%

Lazard Capital Markets LLC
Selma Bernstein
20 Rockefeller Plaza, 60th Floor
New York, NY 10112	6%

Thomas & Patricia Cogdill, Trustees
Cogdill Family Trust
Hunstville, AL	6%

Lazard Capital Markets LLC
Ralph E. Weindling
20 Rockefeller Plaza, 60th Floor
New York, NY 10112-0015	5%

     Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of a Portfolio’s total outstanding shares may be deemed a “control person” (as defined in the 1940 Act) of the Portfolio.

APPENDIX C

LAZARD RETIREMENT SERIES, INC.
SHARES OUTSTANDING AND OWNERSHIP

Record Shares. As of the Record Date, each Portfolio of LRS had the following number of shares of record outstanding and entitled to vote:

Portfolio	Investor Shares	Service Shares
Lazard Retirement Equity Portfolio	N/A	446,999.48
Lazard Retirement Small Cap Portfolio	N/A	4,538,376.47
Lazard Retirement International Equity Portfolio	N/A	20,483,654.66
Lazard Retirement Emerging Markets Portfolio	2,606,917.79	5,774,600.57

Certain Beneficial Owners. As of the Record Date, the following shareholders were known by LRS to own of record 5% or more of a class of a Portfolio’s outstanding voting securities:

Percentage of Total
Name and Address	Service Shares Outstanding
Equity Portfolio - Service Shares
Jefferson National Life Insurance Co.
Attn: Separate Accts.
9920 Corporate Campus Drive
Louisville, KY 40223	53%

The Ohio National Life Insurance Co.
FBO Separate Accounts
P.O. Box 327
Cincinnati, OH 45201	16%

CNA Insurance/Valley Forge Life
Attn: Investment Products
100 CNA Drive
Nashville, TN 37214	10%

American Express Financial Advisers
222 AXP Financial Center
Minneapolis, MN 55474	10%

Lazard Capital Markets LLC
Attn: Stephen St. Clair
30 Rockefeller Plaza, 57th Floor
New York, NY 10112	5%

Small Cap Portfolio - Service Shares
The Ohio National Life Insurance Co.
FBO Separate Accounts
P.O. Box 237
Cincinnati, OH 45201	70%

C-1

Percentage of Total
Name and Address	Service Shares Outstanding
Jefferson National Life Insurance Co.
Attn: Separate Accts.
9920 Corporate Campus Drive, Suite 1000
Louisville, KY 40223	12%

Phoenix Life Insurance Company
10 Krey Boulevard
Rensselaer, NY 12144	5%

International Equity Portfolio - Service Shares
American Express Financial Advisers
222 AXP Financial Center
Minneapolis, MN 55474	83%

The Ohio National Life Insurance Co.
FBO Separate Accounts
P.O. Box 327
Cincinnati, OH 45201	5%

Emerging Markets Portfolio - Service Shares
The Ohio National Life Insurance Co.
FBO Separate Accounts
P.O. Box 237
Cincinnati, OH 45201	82%

Lincoln Benefit Life
Nebraska Service Center
P.O. Box 80469
Lincoln, NE 68501	19%

Emerging Markets Portfolio - Investor Shares
Fidelity Investments Life Insurance Co.
FBO Fidelity Investments Variable
82 Devonshire Street
Boston, MA 02109	92%

Empire Fidelity Investments Life Insurance Co.
FBO Empire Fidelity Investments
82 Devonshire Street
Boston, MA 02109	9%

     Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of a Portfolio’s total outstanding shares may be deemed a “control person” (as defined in the 1940 Act) of the Portfolio.

C-2

_______________________________________________

THE LAZARD FUNDS, INC.
_______________________________________________

Lazard U.S. Equity Value Portfolio	Lazard International Equity Portfolio
Lazard U.S. Strategic Equity Portfolio	Lazard International Equity Select Portfolio
Lazard Mid Cap Portfolio	Lazard International Strategic Equity Portfolio
Lazard Small Cap Portfolio	Lazard International Small Cap Portfolio
Lazard U.S. Small Cap Equity Growth Portfolio	Lazard Emerging Markets Portfolio
Lazard High Yield Portfolio

Mark box at right if an address or comment has been noted on the reverse side of this card. /__/

NAME OF YOUR PORTFOLIO: ___________________________________

CONTROL NUMBER: _______________

Please be sure to sign and date this Proxy.	Date:

Shareholder sign here	Co-owner sign here

INSTRUCTION: If you own shares in more than one Portfolio, please complete a separate proxy card for each Portfolio in which you hold shares.

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

1	a.	With respect to the proposal to elect Mr. Ashish Bhutani as a Director:
		For /_/	Withhold Authority /_/

1	b.	With respect to the proposal to elect Ms. Nancy A. Eckl as a Director:
		For /_/	Withhold Authority /_/

1	c.	With respect to the proposal to elect Mr. Leon M. Pollack as a Director:
		For /_/	Withhold Authority /_/

2	.	In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

RECORD DATE SHARES: _____________________

THE LAZARD FUNDS, INC.

Lazard U.S. Equity Value Portfolio	Lazard International Equity Portfolio
Lazard U.S. Strategic Equity Portfolio	Lazard International Equity Select Portfolio
Lazard Mid Cap Portfolio	Lazard International Strategic Equity Portfolio
Lazard Small Cap Portfolio	Lazard International Small Cap Portfolio
Lazard U.S. Small Cap Equity Growth Portfolio	Lazard Emerging Markets Portfolio Lazard High Yield Portfolio

Special Meeting of Shareholders – April 26, 2007
Proxy Solicited on Behalf of Board of Directors

The undersigned holder of shares of one or more of the portfolios listed above (the "Portfolios"), each a series of The Lazard Funds, Inc., a Maryland corporation (the "Fund"), hereby appoints Nathan A. Paul and Brian D. Simon, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Thursday, April 26, 2007, at 3:00 p.m., and at any and all adjournments thereof, and thereat to vote all shares of the Portfolios which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL
BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY
SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF
SPECIAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

_______________________________________________

LAZARD RETIREMENT SERIES, INC.
_______________________________________________

Lazard Retirement Equity Portfolio
Lazard Retirement Small Cap Portfolio
Lazard Retirement International Equity Portfolio
Lazard Retirement Emerging Markets Portfolio

Mark box at right if an address or comment has been noted on the reverse side of this card. /__/

NAME OF YOUR PORTFOLIO: ___________________________________

CONTROL NUMBER: _______________

Please be sure to sign and date this Proxy.	Date:

Shareholder sign here	Co-owner sign here

INSTRUCTION: If you own shares in more than one Portfolio, please complete a separate proxy card for each Portfolio in which you hold shares.

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

1	a.	With respect to the proposal to elect Mr. Ashish Bhutani as a Director:
		For /_/	Withhold Authority /_/
1	b.	With respect to the proposal to elect Ms. Nancy A. Eckl as a Director:
		For /_/	Withhold Authority /_/
1	c.	With respect to the proposal to elect Mr. Leon M. Pollack as a Director:
		For /_/	Withhold Authority /_/
2	.	In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

RECORD DATE SHARES: _____________________

LAZARD RETIREMENT SERIES, INC.

Lazard Retirement Equity Portfolio
Lazard Retirement Small Cap Portfolio
Lazard Retirement International Equity Portfolio
Lazard Retirement Emerging Markets Portfolio

Special Meeting of Shareholders – April 26, 2007
Proxy Solicited on Behalf of Board of Directors

The undersigned holder of shares of one or more of the portfolios listed above (the "Portfolios"), each a series of Lazard Retirement Series, Inc., a Maryland corporation (the "Fund"), hereby appoints Nathan A. Paul and Brian D. Simon, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Thursday, April 26, 2007, at 3:00 p.m., and at any and all adjournments thereof, and thereat to vote all shares of the Portfolios of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL
BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY
SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF
SPECIAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?